Exhibit 99.1

Press Release	Source: Ultra Clean Holdings, Inc.

Ultra Clean Reports Second Quarter 2023 Financial Results

HAYWARD, Calif., July 27, 2023 /PRNewswire/ Ultra Clean Holdings, Inc. (Nasdaq: UCTT), today reported its financial results for the second quarter ended June 30, 2023.

“The semiconductor industry continued to face some near-term headwinds in the second quarter,” said Jim Scholhamer, CEO. “Our Products business performed as expected, however, we experienced pockets of weakness in other areas. While recent cost reduction initiatives are reflected in our financial results, we will continue to respond to current market conditions while driving strategic initiatives in preparation for the next industry ramp.”

Second Quarter 2023 GAAP Financial Results

Total revenue was $421.5 million. Products contributed $362.5 million and Services added $59.0 million. Total gross margin was 16.2%, operating margin was 3.0%, and net loss was $(9.4) million or $(0.21) per diluted share. This compares to total revenue of $433.3 million, gross margin of 16.8%, operating margin of 2.9%, and net loss was $(3.4) million or $(0.08) per diluted share, in the prior quarter.

Second Quarter 2023 Non-GAAP Financial Results

On a non-GAAP basis, gross margin was 16.7%, operating margin was 5.0%, and net income was $7.1 million or $0.16 per diluted share. This compares to gross margin of 17.3%, operating margin of 5.1%, and net income of $7.6 million or $0.17 per diluted share in the prior quarter.

Third Quarter 2023 Outlook

The Company expects revenue in the range of $405.0 million to $455.0 million. The Company expects GAAP diluted net income (loss) per share to be between $(0.19) and $0.04 and non-GAAP diluted net income per share to be between $0.08 and $0.28.

Conference Call

The conference call and webcast will take place on Thursday, July 27, 2023 at 1:45 p.m. PT and can be accessed by dialing 1-844-826-3034 or 1-412-317-5179. No passcode is required. A replay of the call will be available by dialing 1-877-344-7529 or 1-412-317-0088 and entering the confirmation code 5731157. The Webcast will be available on the Investor Relations section of the Company's website at http://uct.com/investors/events/.

About Ultra Clean Holdings, Inc.

Ultra Clean Holdings, Inc. is a leading developer and supplier of critical subsystems, components and parts, and ultra-high purity cleaning and analytical services, primarily for the semiconductor industry. Under its Products division, UCT offers its customers an integrated outsourced solution for major subassemblies, improved design-to-delivery cycle times, design for manufacturability, prototyping, and high-precision manufacturing. Under its Services Division, UCT offers its customers tool chamber parts cleaning and coating, as well as micro-contamination analytical services. Ultra Clean is headquartered in Hayward, California. Additional information is available at www.uct.com.

Use of Non-GAAP Measures

In addition to providing results that are determined in accordance with Generally Accepted Accounting Principles in the United States of America ("GAAP"), management uses non-GAAP gross margin, non-GAAP operating margin and non-GAAP net income to evaluate the Company's operating and financial results. We believe the presentation of non-GAAP results is useful to investors for analyzing our core business and business trends and comparing performance to prior periods, along with enhancing investors' ability to view the Company's results from management's perspective. The presentation of this additional information should not be considered a substitute for results prepared in accordance with GAAP. Tables presenting reconciliations from GAAP results to non-GAAP results are included at the end of this press release.

The Company defines non-GAAP net income as net income (loss) before amortization of intangible assets, stock-based compensation, restructuring charges, acquisition activity costs, fair value adjustments, legal-related costs, Covid-19 related costs, net loss on divestitures and the tax effects of the foregoing adjustments.

A reconciliation of our guidance for non-GAAP net income per diluted share for the subsequent quarter is not available due to fluctuations in the geographic mix of our earnings from quarter to quarter, which impacts our tax rate and cannot be reasonably predicted or determined. As a result, such reconciliation is not available without unreasonable efforts and we are unable to determine the probable significance of the unavailable information.

Safe Harbor Statement

The foregoing information contains, or may be deemed to contain, "forward-looking statements" (as defined in the US Private Securities Litigation Reform Act of 1995) which reflect our current views with respect to future events and financial performance. We use words such as "anticipates," “projection,” “outlook,” “forecast,” "believes," "plan," "expect," "future," "intends," "may," "will," "estimates," “see,” "predicts," “should” and similar expressions to identify these forward-looking statements. Forward looking statements included in this press release include our expectations about the semiconductor capital equipment market and outlook. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, the Company’s actual results may differ materially from the results predicted or implied by these forward-looking statements. These risks, uncertainties and other factors also include, among others, those identified in "Risk Factors,” "Management's Discussion and Analysis of Financial Condition and Results of Operations'' and elsewhere in our annual report on Form 10-K for the year ended December 30, 2022, as filed with the Securities and Exchange Commission. Ultra Clean Holdings, Inc. undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise unless required by law.

Contact:

Rhonda Bennetto

SVP Investor Relations

rbennetto@uct.com

ULTRA CLEAN HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited; in millions, except per share data)

	Three Months Ended		Six Months Ended
	June 30,	July 1,	June 30,	July 1,
	2023	2022	2023	2022

Revenues:
Product	$362.5	$532.0	$731.1	$1,018.9
Services	59.0	76.7	123.7	154.0
Total revenues	421.5	608.7	854.8	1,172.9
Cost of revenues:
Product	311.1	441.1	626.2	840.6
Services	42.3	49.2	87.5	100.1
Total cost of revenues	353.4	490.3	713.7	940.7
Gross profit	68.1	118.4	141.1	232.2
Operating expenses:
Research and development	7.2	7.2	14.3	14.1
Sales and marketing	12.7	13.9	25.8	27.7
General and administrative	35.6	46.2	76.0	93.5
Net loss on divestitures	—	56.6	—	56.6
Total operating expenses	55.5	123.9	116.1	191.9
Income (loss) from operations	12.6	(5.5)	25.0	40.3
Interest income	0.8	0.1	1.3	0.2
Interest expense	(11.8)	(7.3)	(23.6)	(13.7)
Other income (expense), net	(1.5)	(0.3)	1.3	(0.4)
Income (loss) before provision for income taxes	0.1	(13.0)	4.0	26.4
Provision for income taxes	8.3	8.7	11.8	17.3
Net income (loss)	(8.2)	(21.7)	(7.8)	9.1
Less: Net income attributable to noncontrolling interests	1.2	3.4	5.0	6.3
Net income (loss) attributable to UCT	$(9.4)	$(25.1)	$(12.8)	$2.8

Net income (loss) per share attributable to UCT common stockholders:
Basic	$(0.21)	$(0.56)	$(0.29)	$0.06
Diluted	$(0.21)	$(0.56)	$(0.29)	$0.06
Shares used in computing net income (loss) per share:
Basic	44.7	45.2	44.8	45.1
Diluted	44.7	45.2	44.8	45.7

ULTRA CLEAN HOLDINGS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited; in millions)

	June 30,	December 30,
	2023	2022
ASSETS
Current assets:
Cash and cash equivalents	$320.8	$358.8
Accounts receivable, net of allowance	178.6	253.7
Inventories	398.8	443.9
Prepaid expenses and other current assets	37.2	42.4
Total current assets	935.4	1,098.8

Property, plant and equipment, net	306.5	279.6
Goodwill	248.8	248.8
Intangible assets, net	176.5	187.9
Deferred tax assets, net	37.0	36.0
Operating lease right-of-use assets	128.3	99.0
Other non-current assets	11.2	10.8
Total assets	$1,843.7	$1,960.9

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Bank borrowings	$17.8	$20.8
Accounts payable	183.5	253.5
Accrued compensation and related benefits	40.0	52.5
Operating lease liabilities	17.6	17.1
Other current liabilities	35.4	45.3
Total current liabilities	294.3	389.2

Bank borrowings, net of current portion	467.1	493.0
Deferred tax liabilities	52.4	52.2
Operating lease liabilities	114.5	80.3
Other liabilities	9.2	9.2
Total liabilities	937.5	1,023.9

Equity:
UCT stockholders’ equity:
Common stock	494.3	515.5
Retained earnings	365.0	377.8
Accumulated other comprehensive loss	(9.5)	(5.4)
Total UCT stockholders' equity	849.8	887.9
Non-controlling interest	56.4	49.1
Total equity	906.2	937.0
Total liabilities and equity	$1,843.7	$1,960.9

ULTRA CLEAN HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited; in millions)

	Six Months Ended
	June 30,	July 1,
	2023	2022
Cash flows from operating activities:
Net income (loss)	$(7.8)	$9.1
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	31.5	37.6
Stock-based compensation	4.7	10.1
Change in the fair value of financial instruments	(0.2)	(1.1)
Deferred income taxes	(0.6)	1.1
Net loss on divestitures	—	56.6
Others	(0.4)	(0.1)
Changes in assets and liabilities:
Accounts receivable	75.1	2.8
Inventories	45.1	(43.2)
Prepaid expenses and other current assets	5.2	(2.9)
Other non-current assets	(0.3)	(1.0)
Accounts payable	(62.6)	(55.8)
Accrued compensation and related benefits	(12.5)	4.6
Income taxes payable	(4.3)	(2.5)
Operating lease assets and liabilities	(2.9)	(2.3)
Other liabilities	(5.6)	1.3
Net cash provided by operating activities	64.4	14.3
Cash flows from investing activities:
Purchases of property, plant and equipment	(47.0)	(46.5)
Proceeds from sale of equipment, including insurance proceeds	0.5	0.4
Divestiture of subsidiaries	—	(0.3)
Net cash used in investing activities	(46.5)	(46.4)
Cash flows from financing activities:
Payments on bank borrowings	(30.9)	(10.5)
Repurchase of shares	(23.7)	—
Employees' taxes paid upon vesting of restricted stock units	(2.2)	(3.8)
Payments of dividends to a joint venture shareholder	(0.1)	(0.3)
Proceeds from bank borrowings	—	4.7
Proceeds from issuance of common stock	—	0.7
Net cash used in financing activities	(56.9)	(9.2)
Effect of exchange rate changes on cash and cash equivalents	1.0	(3.8)
Net decrease in cash and cash equivalents	(38.0)	(45.1)
Cash and cash equivalents at beginning of period	358.8	466.5
Cash and cash equivalents at end of period	$320.8	$421.4

ULTRA CLEAN HOLDINGS, INC.

REPORTABLE SEGMENTS

GAAP TO NON-GAAP RECONCILIATION

(Unaudited; dollars in millions)

	GAAP			Non-GAAP
	Three Months Ended			Three Months Ended
	June 30, 2023			June 30, 2023
	Products	Services	Consolidated	Products	Services	Consolidated
Revenues	$362.5	$59.0	$421.5	$362.5	$59.0	$421.5
Gross profit	$51.4	$16.7	$68.1	$52.6	$17.9	$70.5
Gross margin	14.2%	28.3%	16.2%	14.5%	30.3%	16.7%
Income from operations	$10.8	$1.8	$12.6	$15.5	$5.5	$21.0
Operating margin	3.0%	3.1%	3.0%	4.3%	9.3%	5.0%

				Three Months Ended
				June 30, 2023
				Products	Services	Consolidated
Reconciliation of GAAP Gross profit to Non-GAAP Gross profit (in millions)
Reported gross profit on a GAAP basis				$51.4	$16.7	$68.1
Amortization of intangible assets (1)				0.5	1.0	1.5
Stock-based compensation expense (2)				0.5	—	0.5
Restructuring charges (3)				0.2	0.2	0.4
Non-GAAP gross profit				$52.6	$17.9	$70.5

Reconciliation of GAAP Gross margin to Non-GAAP Gross margin
Reported gross margin on a GAAP basis				14.2%	28.3%	16.2%
Amortization of intangible assets (1)				0.1%	1.6%	0.3%
Stock-based compensation expense (2)				0.1%	0.0%	0.1%
Restructuring charges (3)				0.1%	0.4%	0.1%
Non-GAAP gross margin				14.5%	30.3%	16.7%

Reconciliation of GAAP Income (loss) from operations to Non-GAAP Income from operations (in millions)
Reported income from operations on a GAAP basis				$10.8	$1.8	$12.6
Amortization of intangible assets (1)				2.6	2.9	5.5
Stock-based compensation expense (2)				0.8	0.5	1.3
Restructuring charges (3)				2.1	0.3	2.4
Acquisition-related costs (4)				0.1	—	0.1
Legal-related costs (5)				(0.9)	—	(0.9)
Non-GAAP income from operations				$15.5	$5.5	$21.0

Reconciliation of GAAP Operating margin to Non-GAAP Operating margin
Reported operating margin on a GAAP basis				3.0%	3.1%	3.0%
Amortization of intangible assets (1)				0.7%	4.9%	1.3%
Stock-based compensation expense (2)				0.2%	0.8%	0.3%
Restructuring charges (3)				0.6%	0.5%	0.6%
Acquisition-related costs (4)				0.0%	0.0%	0.0%
Legal-related costs (5)				-0.2%	0.0%	-0.2%
Non-GAAP operating margin				4.3%	9.3%	5.0%

1 Amortization of intangible assets related to the Company's business acquisitions
2 Represents compensation expense for stock granted to employees and directors
3 Represents severance, retention, operational alignments and costs related to facility closures
4 Represents acquisition activity costs
5 Related to certain legal proceedings

ULTRA CLEAN HOLDINGS, INC.

UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended
	June 30,	July 1,	March 31,
	2023	2022	2023
Reconciliation of GAAP Net Loss to Non-GAAP Net Income (in millions)
Reported net loss attributable to UCT on a GAAP basis	$(9.4)	$(25.1)	$(3.4)
Amortization of intangible assets (1)	5.5	7.7	5.8
Stock-based compensation expense (2)	1.3	4.4	3.7
Restructuring charges (3)	2.4	1.1	0.2
Acquisition-related costs (4)	0.1	0.2	—
Fair value adjustments (5)	1.6	—	—
Legal-related costs (6)	(0.9)	—	—
Covid-19 related costs (7)	—	2.9	—
Net loss on divestitures (8)	—	56.6	—
Income tax effect of non-GAAP adjustments (9)	(1.6)	(11.1)	(1.6)
Income tax effect of valuation allowance (10)	8.1	10.7	2.9
Non-GAAP net income attributable to UCT	$7.1	$47.4	$7.6

Reconciliation of GAAP Income (loss) from operations to Non-GAAP Income from operations (in millions)
Reported income (loss) from operations on a GAAP basis	$12.6	$(5.5)	$12.4
Amortization of intangible assets (1)	5.5	7.7	5.8
Stock-based compensation expense (2)	1.3	4.4	3.7
Restructuring charges (3)	2.4	1.1	0.2
Acquisition-related costs (4)	0.1	0.2	—
Legal-related costs (6)	(0.9)	—	—
Covid-19 related costs (7)	—	2.9	—
Net loss on divestitures (8)	—	56.6	—
Non-GAAP income from operations	$21.0	$67.4	$22.1

Reconciliation of GAAP Operating margin to Non-GAAP Operating margin
Reported operating margin on a GAAP basis	3.0%	-0.9%	2.9%
Amortization of intangible assets (1)	1.3%	1.3%	1.3%
Stock-based compensation expense (2)	0.3%	0.7%	0.9%
Restructuring charges (3)	0.6%	0.2%	0.0%
Acquisition-related costs (4)	0.0%	0.0%	—
Legal-related costs (6)	-0.2%	—	—
Covid-19 related costs (7)	—	0.5%	—
Net loss on divestitures (8)	—	9.3%	—
Non-GAAP operating margin	5.0%	11.1%	5.1%

Reconciliation of GAAP Gross profit to Non-GAAP Gross profit (in millions)
Reported gross profit on a GAAP basis	$68.1	$118.4	$73.0
Amortization of intangible assets (1)	1.5	1.6	1.5
Stock-based compensation expense (2)	0.5	0.4	0.3
Restructuring charges (3)	0.4	—	—
Covid-19 related costs (7)	—	2.9	—
Non-GAAP gross profit	$70.5	$123.3	$74.8

Reconciliation of GAAP Gross margin to Non-GAAP Gross margin
Reported gross margin on a GAAP basis	16.2%	19.4%	16.8%
Amortization of intangible assets (1)	0.3%	0.3%	0.4%
Stock-based compensation expense (2)	0.1%	0.1%	0.1%
Restructuring charges (3)	0.1%	—	—
Covid-19 related costs (7)	—	0.5%	—
Non-GAAP gross margin	16.7%	20.3%	17.3%

Reconciliation of GAAP Interest and other income (expense) to Non-GAAP Interest and other income (expense) (in millions)
Reported interest and other income (expense) on a GAAP basis	$(12.5)	$(7.5)	$(8.5)
Fair value adjustments (5)	2.9	—	—
Non-GAAP interest and other income (expense)	$(9.6)	$(7.5)	$(8.5)

Reconciliation of GAAP Loss Per Diluted Share to Non-GAAP Earnings Per Diluted Share
Reported net loss on a GAAP basis	$(0.21)	$(0.56)	$(0.08)
Amortization of intangible assets (1)	0.12	0.17	0.13
Stock-based compensation expense (2)	0.03	0.10	0.08
Restructuring charges (3)	0.05	0.02	0.00
Acquisition-related costs (4)	0.01	0.01	—
Fair value adjustments (5)	0.04	—	—
Legal-related costs (6)	(0.02)	—	—
Covid-19 related costs (7)	—	0.06	—
Net loss on divestitures (8)	—	1.24	—
Income tax effect of non-GAAP adjustments (9)	(0.04)	(0.24)	(0.03)
Income tax effect of valuation allowance (10)	0.18	0.23	0.07
Non-GAAP net earnings	$0.16	$1.04	$0.17
Weighted average number of diluted shares (in millions) on a non-GAAP basis	45.0	45.6	45.3

ULTRA CLEAN HOLDINGS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP EFFECTIVE INCOME TAX RATE
	Three Months Ended
	June 30,	July 1,	March 31,
	2023	2022	2023
(in millions, except percentages)
Provision for income taxes on a GAAP basis	$8.3	$8.7	$3.5
Income tax effect of non-GAAP adjustments (9)	1.6	11.1	1.6
Income tax effect of valuation allowance (10)	(8.1)	(10.7)	(2.9)
Non-GAAP provision for income taxes	$1.8	$9.1	$2.2

Income (loss) before income taxes on a GAAP basis	$0.1	$(13.0)	$3.9
Amortization of intangible assets (1)	5.5	7.7	5.8
Stock-based compensation expense (2)	1.3	4.4	3.7
Restructuring charges (3)	2.4	1.1	0.2
Acquisition-related costs (4)	0.1	0.2	—
Fair value adjustments (5)	2.9	—	—
Legal-related costs (6)	(0.9)	—	—
Covid-19 related costs (7)	—	2.9	—
Net loss on divestitures (8)	—	56.6	—
Non-GAAP income before income taxes	$11.4	$59.9	$13.6
Effective income tax rate on a GAAP basis	8300.0%	-66.8%	89.7%
Non-GAAP effective income tax rate	16.0%	15.2%	16.0%

1 Amortization of intangible assets related to the Company's business acquisitions
2 Represents compensation expense for stock granted to employees and directors
3 Represents severance, retention, operational alignments and costs related to facility closures
4 Represents acquisition activity costs
5 Represents the fair value adjustment on intercompany loan related to an acquisition, net of $1.3 million loss attributable to noncontrolling interest
6 Related to certain legal proceedings
7 Covid-19 related expenses incurred during the period
8 Represents the net loss on the divestiture of certain non-core subsidiary entities
9 Tax effect of items (1) through (8) above based on the non-GAAP tax rate

10 The Company's GAAP tax expense is generally higher than the Company's non-GAAP tax expense, primarily due to losses in the U.S. with full federal and state valuation allowances. The Company's non-GAAP tax rate and resulting non-GAAP tax expense considers the tax implications as if there was no federal or state valuation allowance position in effect